UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2011
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A updates information provided in the current report on Form 8-K filed on May 31, 2011 by Cerner Corporation (the “Company”) to report the results of the matters voted on at the Company’s 2011 Annual Shareholders’ Meeting held on May 27, 2011.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As reported in the Company’s May 31, 2011 Form 8-K, the Company held its Annual Shareholders’ Meeting on May 27, 2011, at which time the shareholders provided a nonbinding advisory vote in favor of an annual vote frequency for the advisory vote on the compensation of the Company’s named executive officers. Subsequently, at a meeting of the Board of Directors held on September 15, 2011, after taking into consideration the voting results as reported in the Company’s May 31, 2011 Form 8-K, the Board of Directors adopted a one-year (annual) non-binding, advisory shareholder vote on the compensation of named executive officers to remain in effect until the next advisory vote on the frequency of future advisory votes on named executive officer compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: September 16, 2011	By:	/s/ Marc G. Naughton
Marc G. Naughton
Executive Vice President and Chief Financial Officer

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